Exhibit 99.3

  2  Cautionary Note Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of goals, intentions, and expectations as to future trends, plans, events, or results of Independent Bank Corporation’s operations and policies, including, but not limited to, Independent Bank Corporation’s outlook on earnings and the sufficiency of the allowance for loan losses, and statements regarding asset quality, projections of future revenue, earnings or other measures of economic performance, Independent Bank Corporation’s plans and expectations regarding non-performing assets, business opportunities, and general economic conditions. Forward-looking statements include expressions such as “will,” “may,” “should,” “believe,” “expect,” “forecast,” “anticipate,” “estimate,” “project,” “intend,” “likely,” “optimistic” and “plan,” and similar words or phrases, which are necessarily statements of belief as to expected outcomes of future events. These statements are based on current and anticipated economic conditions, nationally and in Independent Bank Corporation’s markets, interest rates and interest rate policy, competitive factors, and other conditions which by their nature are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated in this presentation. For a discussion of certain factors, risks and uncertainties which could cause actual future operations and results to differ from estimates and projections discussed in these forward-looking statements, please read the “Risk Factors” section in Independent Bank Corporation’s 2015 Annual Report on Form 10-K. You should not place undue reliance on any such forward-looking statement. These forward-looking statements are not guarantees of future performance. Independent Bank Corporation does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation.

  3   Agenda  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerRobert N. Shuster, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.

  4   Financial Summary    1Q’16  4Q’15  3Q’15  2Q’15  1Q’15  Diluted EPS  $ 0.19  $ 0.25  $ 0.22  $ 0.24  $ 0.16  Income before taxes   6,057  8,251  7,325  8,243  5,561  Net income  4,100  5,570  5,047  5,619  3,781  Return on average assets  0.68%  0.93%  0.86%  0.98%  0.67%  Return on average equity  6.70%  8.80%  7.84%  8.86%  6.05%  Total assets  $2,487,120  $2,409,066  $2,394,861  $2,288,954  $2,329,296  Total portfolio loans  1,538,982  1,515,050  1,467,999  1,450,007  1,422,959  Total deposits  2,154,706  2,085,963  2,060,962  1,961,417  2,000,473  Loans to deposits ratio  71.42%  72.63%  71.23%  73.93%  71.13%  Shareholders’ equity  239,545  251,092  252,980  254,375  253,625  Tangible BV per share  11.16  11.18  11.11  11.06  10.94  TCE to tangible assets  9.55%  10.34%  10.48%  11.02%  10.79%  Note: Dollars in thousands, except per share data.

  5  1Q 2016 Financial Highlights  Income StatementNet income of $4.1 million, or $0.19 per diluted share.Net interest income of $19.8 million, up $1.7 million, or 9.2%, from year ago quarter.$0.5 million credit loan loss provision.Gains on mortgage loans of $1.6 million, down $0.5 million, or 23.2% from year ago quarter.Impairment charge on MSR’s of $1.45 million ($0.043 per diluted share after tax). Continue to focus on long-term profitability through organic growth.Balance Sheet/CapitalTotal portfolio loans grew $23.9 million, or 6.4% annualized.Investment securities totaled $590 million at 3/31/16 compared to $585 million at 12/31/15.Deposits totaled $2.15 billion at 3/31/16 compared to $2.09 billion at 12/31/15.Repurchased 1.06 million shares at an average price of $14.63 per share. TBV per share decreased slightly to $11.16 at 3/31/16 from $11.18 at 12/31/15.Paid an eight cent per share cash dividend on common stock on 2/16/16.

  6  Our Michigan Markets   Since 2012, substantial changes have been implemented to streamline and optimize our branch delivery network.Significant market presence and opportunity to gain market share in attractive Michigan markets. Michigan’s unemployment rate was 4.8% in March 2016 (1.0% lower than one year ago).Michigan payroll jobs totaled 4.321 million in March 2016 (97K higher than one year ago).S&P/Case-Shiller MI Detroit Home Price Index up 7.1% year over year (January 2016 vs. January 2015).

  7  Our Markets – Regional  Region  Cities  Branches  3/31/16 Loans(1)  % ofLoans(1)  3/31/16Deposits(3)  % of Deposits(3)  3/31/15 Loans(2)  3/31/15 Deposits(3)  East / “Thumb”  Bay City / Saginaw  23  $301  22%  $727  35%  $293  $732  West  Grand Rapids / Ionia  22  532  39%  689  33%  468  618  Central  Lansing  11  194  14%  317  15%  187  292  Southeast  Troy  7  337  25%  342  17%  311  255  Total    63  $1,364  100%  $2,075  100%  $1,259  $1,897  Note: Dollars are in millions.Loans exclude those related to resort lending ($112 million), payment plan receivables ($32 million) and purchased mortgage loans ($31 million).Loans exclude those related to resort lending ($124 million) and payment plan receivables ($39 million). Deposits exclude reciprocal deposits, brokered deposits and certain other “non-market” deposits.

  8  Low Cost Deposit Franchise Focused on Core Deposit Growth  Deposit Highlights$2.15 billion in total deposits at 3/31/16.Substantially all core funding.$1.70 billion of transaction accounts (79.1% of total deposits).Total deposits increased $154.2 million, or 7.7% since 3/31/15.Average deposits per branch of $34.2 million at 3/31/16 vs. $20.2 million at 12/31/11 (an increase of 69.3%).2016 focus:Commercial – small to middle market business and public funds.Treasury management services.Retail – checking accounts and debit card services. Introduced new retail checking line up and direct mail program in October 2015.Converted debit card base to chip-enabled cards in 1Q’16.  Deposit Composition – 3/31/16  Cost of Deposits (%)

Diversified Loan Portfolio

Focused on High Quality Growth

Loan Composition – 3/31/16



Held for Sale
2%
Payment Plan Receivables
2%
Commercial
49%
Installment
15%
Mortgage
32%

Yield on Loans (%)



5.90%
5.70%
5.50%
5.30%
5.10%
4.90%
4.70%
4.50%
5.28%
5.08%
5.00%
4.89%
4.90%
4.83%
4.82%
4.81%
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16

Lending Highlights

- Eight consecutive quarters of net loan growth.
- $1.57 billion in total loans at 3/31/16 (including $28.0 million of loans held for sale).
- 1Q 2016 lending results include:
  - Commercial loan growth of $22.5 million, or 12.1% annualized. Line usage at 43.8% at 1Q'16 vs. 45.6% at 4Q'15.
  - Residential mortgage loan originations of $73.5 million and loan sales of $55.7 million (net gains of $1.6 million).
- 2016 focus:
  - Commercial – businesses with $1 million to $50 million in annual sales.
  - Consumer – through branch network, internet and indirect channels.
  - Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities. Also will consider select bulk loan purchases within Michigan.

9

 10  Net Interest Margin/Income  HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to benefit from a rising interest rate environment.Net interest income increased in 1Q’16 vs. 4Q’15 due to a $32.0 million increase in average interest-earning assets and a five bps increase in the NIM.Absolute low interest rate environment continues to place some pressure on the net interest margin. 2016 goal is to grow net interest income by 5% to 6% as NIM compression abates and average loans increase.  Net Interest Margin (TE)(%)  Net Interest Income ($ in Millions)

 11  Net Interest Income and Net Interest Margin Details  Summary1Q’16 net interest income of $19.763 million, up $410K from 4Q’15. The linked quarter increase was due to a $485K increase in interest income and fees on loans and a $3K increase in interest income on securities and investments that was partially offset by a $78K increase in interest expense on deposits and borrowings. One less day in 1Q’16 vs. 4Q’15 reduced net interest income by $116K. Interest recoveries (net) in 1Q’16 vs. 4Q’15 increased net interest income by $365K. The tax equivalent net interest margin (NIM) increased 5 bps (3.61% vs. 3.56%) due to a 6 bps increase in the average yield on interest-earning assets that was partially offset by a 1 bps increase in the cost of funds.Average yield on new commercial loans was 5.02% on fixed rate (31% of production) and 3.61% on variable rate (69% of production); average yield on new retail loans (mortgage and consumer installment) was 3.88%.Loan Portfolio DetailsCommercial loans: Interest income increased $550K due to a $38.8 million increase in average balance and an 11 bps increase in the average yield (4.82% vs. 4.71%). One less day in 1Q’16 vs. 4Q’15 reduced interest income by $101K. Interest recoveries (net) increased by $400K.Mortgage loans (includes loans held for sale): Interest income increased $98K due to a $25.4 million increase in average balance that was partially offset by a 13 bps decrease in the average yield (4.13% vs. 4.26%) . Interest recoveries (net) declined by $75K.Consumer installment loans: Interest income decreased $63K due to a $4.2 million decrease in the average balance that was partially offset by a 6 bps increase in the average yield (5.11% vs. 5.05%). One less day in 1Q’16 vs. 4Q’15 reduced interest income by $32K. Interest recoveries (net) increased by $40KPayment plan receivables: Interest income decreased $100K due to a $2.9 million decrease in the average balance and a 3 bps decrease in the average yield (13.28% vs. 13.31%). Other FactorsSecurities and investments: Interest income increased $3K due to an 8 bps increase in the average TE yield (1.78% vs. 1.70%) that was partially offset by a $25.1 million decrease in average balance. Deposits and borrowings: Interest expense increased $78K due to a $37.7 million increase in the average balance of interest-bearing liabilities and a 1.6 bps increase in the average cost of interest-bearing liabilities (0.427% vs. 0.411%). One less day in 1Q’16 vs. 4Q’15 reduced interest expense by $17K.   Analysis of Linked Quarter Increase

 12  Non-interest Income  HighlightsDiverse sources of non-interest income which totaled $7.8 million in 1Q’16.1Q’16 total non-interest income represents approximately 28.3% of total revenue (net interest income and non-interest income).1Q’16 interchange revenue down $0.3 million, or 12.3%, compared to 1Q’15. Although transaction volume increased 2.7% year-over-year, interchange revenue per transaction declined by 7.5%. Also, accruing no volume incentive under our debit card brand agreement in 2016 ($0.2 million impact). Converted debit card base to chip enabled cards in 1Q’16.1Q’16 gains on mortgage loans totaled $1.6 million, down $0.5 million, or 23.2%, from 1Q’15.1Q’16 mortgage loan servicing includes a $1.45 million impairment charge on MSR’s ($0.043 per diluted share after tax).   2016 YTD Non-interest Income Breakout  Non-interest Income Trends ($ in Millions)

 13  Non-interest Expense  HighlightsQ1’16 non-interest expenses totaled $22.0 million (a decrease from Q4’15 and from Q1’15).Q1’16 compensation and benefits increased slightly (by $0.1 million) over Q1’15 due to higher performance based compensation that reflects better overall profitability, improved asset quality metrics and increased deposits.Efficiency ratio: 2016 YTD 79.7%*; 2015 – 77.2%; 2014 – 80.3%; and 2013 – 82.6%). [*75.7% excluding impact of $1.45 million MSR impairment charge in 1Q’16).Target for 2016 is total non-interest expenses at $21 million to $22 million per quarter (with an average at $21.6 million) – representing a 2.3% reduction over 2015 actual. Expect several expense reductions beginning in 2Q’16 totaling approximately $750K per quarter (Mepco data processing $250K; Mepco legal $100K; seasonal occupancy decline $250K; communications $100K and other $50K).  Non-interest Expense ($ in Millions)

 14  Investment Securities Portfolio  HighlightsHigh quality, liquid, diverse portfolio with short duration.72% of the portfolio is AAA rated (or backed by the U.S. Government).2.0 year estimated average duration with a weighted average yield of 1.99% (with TE gross up).Approximately 33% of the portfolio is variable rate.Fair value of $599.7 million(1) at 3/31/16.Net unrealized gain of $1.6 million at 3/31/16.Executed agreement with PIMCO to manage $150 million of the portfolio.  (1) Includes investments in bank CD’s of $10.2 million but excludes trading securities of $0.1 million.  Investment Portfolio by Type (3/31/16)  Investment Portfolio by Rating (3/31/16)

 15  Credit Quality Summary  Note: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)

 16  Credit Cost Summary  Note: Dollars all in millions.  Provision for Loan Losses  Loan Net Charge-Offs  Allowance for Loan Losses

 17  Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults

INDEPENDENT BANK

Troubled Debt Restructurings (TDRs)

90% of TDRs are Current

TDRs ($ in Millions)



$160
$140
$120
$100
$80
$60
$40
$20
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$138
$145
$144
$124
$110
$107
$104
$97
$88
$87
78%
77%
84%
89%
91%
90%
93%
92%
89%
90%
2010
2011
2012
2013
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Performing
Nonperforming
% Current

TDR Highlights

- Working with client base to maximize sustainable performance.
- The specific reserves allocated to TDRs totaled $10.7 million at 3/31/16.
- A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.
- 89.6% of TDRs are current as of 3/31/16.
- **Commercial TDR Statistics:**
  - 73 loans with $16.7 million book balance.
  - 83.3% performing.
  - WAR of 5.36% (accruing loans).
  - Well seasoned portfolio; over 83% of accruing loans are not only performing but have been for over a year since modification.
- **Retail TDR Statistics:**
  - 746 loans with $70.3 million book balance.
  - 94.7% performing.
  - WAR of 4.51% (accruing loans).
  - Well seasoned portfolio; over 99% of accruing loans are not only performing but have been for over a year since modification.

18

 19  2016 Management Outlook  Category  Outlook  Lending  Continued growthGoal of high single digit % overall loan growth in 2016, primarily supported by increases in commercial loans, consumer loans and mortgage loans with payment plan receivables relatively stable. Expect much of this growth to occur in the last three quarters of 2016. This growth forecast also assumes a stable Michigan economy. 1Q’16: $1.54 billion of total portfolio loans at 3/31/16, annualized growth rate of 6.4%. On track.  Net Interest Income  Accelerating growth over 2015Goal of mid-single digit % increase in net interest income over 2015. Pressure on the net interest margin has largely abated. Growth in net interest income in 2016 vs. 2015 due primarily to growth in loans as described above and somewhat higher short-term interest rates. Forecast assumes two 0.25% increases in the federal funds rate (one in mid 2Q’16 and one in early 4Q’16) and long-term rates up slightly over year end 2015 levels. 1Q’16: Actual net interest income of $19.8 million vs. $18.1 million in 2015, growth of 9.3%. On track.  Provision for Loan Losses  Steady to slightly improving asset quality metricsVery difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance. The allowance as a percentage of total loans was at 1.49% at 12/31/15. Any credit provision in 2016 would largely be a function of recoveries of previously charged-off loans, pay-downs in the TDR portfolio (permitting the release of specific reserves) and low levels of new loan defaults. 1Q’16: Actual credit provision of $0.5 million with net recoveries of $0.5 million. Asset quality trends continue to be stable to slightly improving.  Non-interest Income  Forecasted quarterly range of $9.5 million to $10 million with total for the year similar to 2015Expect mortgage-banking revenues and mortgage lending volumes in 2016 to be slightly lower than 2015. Expect higher service charges on deposits (new account acquisition program) and comparable interchange income in 2016 vs. 2015. 1Q’16: Actual non-interest income of $7.8 million vs. $9.0 million in 2015. First quarter of 2016 includes $1.45 million impairment charge on MSRs. Excluding MSR impairment charge and security gains, still below low end of range ($9.1 million vs. $9.5 million). For balance of 2016, expect to move up to at least the low end of forecast range with seasonal increases in mortgage-banking revenues and interchange income and service fees on deposits moving up from 1Q’16 levels.  Non-interest Expense  Forecasted quarterly range of $21 to $22 million with full-year low-single digit % decline vs. 2015The expected decline in non-interest expenses compared to 2015 is primarily concentrated in occupancy and equipment, data processing and loan and collection costs. 1Q’16: Actual non-interest expense of $22.0 million vs. $22.2 million in 2015. Expect to move towards $21.3 million in 2Q’16 with specific declines outlined on page 13.   Income TaxesDiluted share count  Approximately 32% in 2016. 1Q’16: Actual effective income tax rate of 32.3%. For last three quarters of 2016: Approximately 21.5 million shares based on March 31, 2016 figures.

Strategic Initiatives

- Balance Sheet
  - Generate quality loan growth with continued focus on commercial and consumer installment lending as well as salable mortgage loans. May consider augmenting loan growth with selective in-market whole loan purchases.
  - Remain asset sensitive and positioned to benefit from higher interest rates (short duration investment portfolio, large variable rate loan portfolio and strong core deposit base with a significant amount of small to medium balance transaction accounts).
  - Prudent capital management. Target TCE ratio – 9.50% to 10.50% near-term and 8.50% to 9.50% longer-term. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchase.
  - 2016 share repurchase plan approved for up to 5% of outstanding common shares. 1.06 million shares (4.8% of outstanding common shares) repurchased in 1Q'16.
  - Quarterly cash dividend rate currently at eight cents per share.

- Income Statement
  - Generate increased net interest income through change in earning asset mix (increased loans to deposits ratio and reduced level of investment securities).
  - Increase non-interest income with focus on transaction related revenue (treasury management and debit card) and mortgage banking revenue.
  - Continued reductions in non-interest expenses (credit related costs, branch optimization, process re-engineering and outsourcing).
  - Improved efficiency ratio: Low 70% range near-term and mid 60% range longer-term. Achieve improvements through combination of revenue growth and expense reductions.
  - ROA of 1% or better by end of 2016.

- Enterprise Risk Management
  - Continued asset quality improvements.
  - Meet increased compliance and regulatory requirements.
  - Focus on data security and loss prevention.

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21  Q&A and Closing Remarks  Question and Answer SessionClosing RemarksThank you for attending !NASDAQ: IBCP